                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:  July 11, 2001

                                            Signature:  /s/ H. Furlong Baldwin
                                                        ----------------------
                                            Name:  H. Furlong Baldwin, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:   July 11, 2001

                                              Signature:  /s/ Carolyn H. Byrd
                                                          -------------------
                                              Name:    Carolyn H. Byrd, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:  July 12, 2001

                                                Signature:  /s/ John H. Dasburg
                                                            -------------------
                                                Name:  John H. Dasburg, Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:  July 12, 2001

                                                Signature:  /s/ Janet M. Dolan
                                                            ------------------
                                                Name:  Janet M. Dolan, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:   July 11, 2001

                                          Signature:  /s/ Kenneth M. Duberstein
                                                      -------------------------
                                          Name:  Kenneth M. Duberstein, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:   July 13, 2001

                                              Signature:  /s/ Pierson M. Grieve
                                                          ---------------------
                                              Name:  Pierson M. Grieve, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:  July 12, 2001

                                             Signature:  /s/ Thomas R. Hodgson
                                                         ---------------------
                                             Name:  Thomas R. Hodgson, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:   July 11, 2001


                                                 Signature:  /s/ David G. John
                                                             -----------------
                                                 Name:  David G. John, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:  July 11, 2001

                                               Signature:  /s/ William H. Kling
                                                           --------------------
                                               Name:  William H. Kling, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:   July 13, 2001

                                             Signature:  /s/ Bruce K. MacLaury
                                                         ---------------------
                                             Name:  Bruce K. MacLaury, Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:  July 11, 2001

                                                 Signature:  /s/ Glen D. Nelson
                                                             ------------------
                                           Name:  Glen D. Nelson, M.D., Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to the issuance/sale of shares of The St. Paul common stock to be issued/sold pursuant to The St. Paul's Savings Plus Plan, as amended and restated (the "Plan"), and the issuance/sale of an indeterminate amount of interests to be issued/sold pursuant to the Plan and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated:   July 11, 2001

                                            Signature:  /s/ Gordon M. Sprenger
                                                        ----------------------
                                            Name:  Gordon M. Sprenger, Director